SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                    ------------------------

                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE


           SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Date of Report(Date of earliest event reported): September 4, 1995



                   NATIONSBANK CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)




   North Carolina               1-6523           56-0906609
------------------------      ------------   -------------------
(State of Incorporation)      (Commission    (IRS Employer
                              File Number)   Identification No.)





NationsBank Corporate Center,Charlotte,North Carolina     28255
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(Address of principal executive offices)                 Zip Code




                         (704) 386-5000
         ----------------------------------------------------
         (Registrant's telephone number, including area code)









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            INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS.

     On September 4, 1995, NationsBank Corporation, a corporation organized and existing under the laws of the State of North Carolina ("NationsBank"), and Bank South Corporation, a corporation organized and existing under the laws of the State of Georgia ("BKSO"), and each registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which BKSO will be merged with and into NationsBank, with NationsBank as the surviving corporation (the "Merger"). The Board of Directors of both NationsBank and BKSO approved the Merger Agreement and the transactions contemplated thereby at their meetings held respectively on September 1, 1995 and September 4, 1995.

     In accordance with the terms of the Merger Agreement, each share of BKSO common stock, par value $5.00 per share ("BKSO Common Stock"), outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.44 of a share (the "Exchange Ratio") of NationsBank common stock ("NationsBank Common Stock"). If the price of NationsBank Common Stock declines by a specified amount or declines by a specified amount as against a defined index of other bank stocks, both of which must occur during a defined measuring period prior to closing, there are circumstances in which BKSO may give notice of termination of the Agreement unless NationsBank determines, in its discretion, to increase the Exchange Ratio to eliminate BKSO's right to terminate the Agreement.

     The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

     In addition, the Merger Agreement contemplates that each stock option or other right to purchase shares of BKSO Common Stock under BKSO's stock option and other stock-based compensation plans (each a "BKSO Plan"), will be converted into and become a right to purchase shares of NationsBank Common Stock, or to receive cash, in accordance with the terms of the BKSO Plan and BKSO option or right agreement by which it is evidenced, except that from and after the Effective Time (i) the number of shares of NationsBank Common Stock subject to each BKSO option or right shall be equal to the number of shares of BKSO Common Stock subject to such option or right immediately prior to the Effective Time multiplied by the Exchange Ratio, and (ii) the per share exercise price of NationsBank Common Stock purchasable thereunder or upon which the amount of a cash payment is determined shall be that specified in the BKSO option or right divided by the Exchange Ratio.

Each holder of BKSO Common Stock or of a BKSO option or right who would otherwise be entitled to receive a fractional share of NationsBank Common Stock (after taking into account all of a shareholder's certificates) will receive, in lieu thereof, the equivalent cash value of such fractional share, without interest.

     Consummation of the Merger is subject to various conditions, including: (i) receipt of approval by the shareholders of BKSO of appropriate matters relating to the Merger Agreement and the Merger, as required to be approved under applicable law; (ii) receipt of certain regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities; (iii) receipt of opinion(s) of counsel as to the tax-free nature of certain aspects of the Merger; (iv) listing, subject to notice of issuance, with The New York Stock Exchange, Inc. of the NationsBank Common Stock to be issued in the merger; and (v) satisfaction of certain other conditions.

     The Merger Agreement and the Merger will be submitted for approval at a meeting of the shareholders of BKSO. Prior to such meeting, NationsBank will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the NationsBank Common Stock to be issued in exchange for the outstanding shares of BKSO Common Stock. Such shares of NationsBank Common Stock will be offered to the BKSO shareholders pursuant to a prospectus that will also serve as a proxy statement for the BKSO shareholders' meeting.

     The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit 99.1 to the Current Report on Form 8-K dated September 4, 1995 and filed by BKSO on September 7, 1995 and which is incorporated by reference.

     Immediately after executing the Merger Agreement, NationsBank and BKSO entered into a Stock Option Agreement, dated September 4, 1995 (the "Stock Option Agreement"), pursuant to which BKSO granted to NationsBank an option to purchase, under certain circumstances, up to 11,691,142 shares of BKSO Common Stock at a price, subject to certain adjustments, of $23.75 per share (the "NationsBank Option"). The NationsBank Option if exercised, would equal, before giving effect to the exercise of the NationsBank Option, 19.9% of the total number of shares of BKSO Common Stock outstanding as of September 4, 1995. The NationsBank Option was granted by BKSO as a condition and inducement to NationsBank's willingness to enter into the Merger Agreement. Under certain circumstances, BKSO may be required to repurchase the NationsBank Option or the shares acquired pursuant to the exercise of the NationsBank Option.

     The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 99.2 to the Current Report on Form 8-K dated September 4, 1995 and filed by BKSO on September 7, 1995 and which is incorporated by reference.

ITEM 7.   Financial Statements and Exhibits.

     (c)  Exhibits
          --------
                           Description


          99.1 Agreement and Plan of Merger, dated as of September 4, 1995, by and between NationsBank Corporation and Bank South Corporation (incorporated by reference to
                         Exhibit 99.1 to the Current Report on
                         Form 8-K dated September 4, 1995 and
                         filed by Bank South Corporation on
                         September 7, 1995).

          99.2 Stock Option Agreement, dated September 4, 1995, between NationsBank Corporation, as grantee, and Bank South Corporation, as issuer (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K dated September 4, 1995 and filed by Bank South Corporation on September 7, 1995).


          99.3 Text of joint press release, dated September 5, 1995, issued by NationsBank Corporation and Bank South Corporation (incorporated by reference to Exhibit
                         99.4 to the Current Report on Form 8-K
                         dated September 4, 1995 and filed by Bank
                         South Corporation on September 7, 1995).

                           Signatures
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   NATIONSBANK CORPORATION
                                   (Registrant)
                                   ------------

                                   By:  /s/ Paul J. Polking
                                        -------------------
                                        Paul J. Polking
                                        Executive Vice President
                                        and General Counsel






Dated: September 20, 1995

                          EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1 Agreement and Plan of Merger, dated as of September 4, 1995, by and between NationsBank Corporation and Bank South Corporation (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K dated September 4, 1995 and filed by Bank South Corporation on September 7, 1995).

99.2 Stock Option Agreement, dated September 4, 1995, between NationsBank Corporation, as grantee, and Bank South Corporation, as issuer (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K dated September 4, 1995 and filed by Bank South Corporation on September 7, 1995).


99.3 Text of joint press release, dated September 5, 1995, issued by NationsBank Corporation and Bank South Corporation (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K dated September 4, 1995 and filed by Bank South Corporation on September 7, 1995).